Exhibit 99.04


                      CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of The Southern Company for the quarter ended June 30, 2002, I, Gale E. Klappa, Executive Vice President, Chief Financial Officer and Treasurer, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of The Southern Company for the quarter ended June 30, 2002, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of The Southern Company for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of The Southern Company.



                                                 /s/Gale E. Klappa
                                                   Gale E. Klappa
                                      Executive Vice President, Chief Financial
                                                 Officer and Treasurer


Date:  August 12, 2002